Exhibit 99.3
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

     --------------------------------------
        Excludes SFAS 133 Effect,
             & Unusual Items
     --------------------------------------

                               Ford Motor Company
                 AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                 ----------------------------------------------
                             2002 Compared With 2001


     ---------------------------
      GEOGRAPHIC DATA                                2nd Quarter                                        First Half
     ---------------------------     --------------------------------------------  -------------------------------------------------
                                                                     02 B/(W)                                            02 B/(W)
                                         2002           2001          Than 01           2002             2001           Than 01
                                     -------------- -------------- --------------  ---------------  --------------- ----------------
     PBT (Mils.)
     U.S.                                      $86       ($1,733)         $1,819           ($482)           ($908)             $426
     Canada/Mexico                              61             41             20               32              319            (287)
                                     -------------- -------------- --------------  ---------------  --------------- ----------------
       North America                          $147       ($1,692)         $1,839           ($450)           ($589)             $139

     Europe                                    231            212             19              408              350               58
     South America                           (141)          (109)           (32)            (220)            (190)             (30)
     Rest of World                             144             74             70              241               43              198
                                     -------------- -------------- --------------  ---------------  --------------- ----------------
         Worldwide                            $381       ($1,515)         $1,896            ($21)           ($386)             $365
                                     ============== ============== ==============  ===============  =============== ================

     Net Income (Mils.)

     U.S.                                       $8       ($1,170)         $1,178           ($401)           ($590)             $189
     Canada/Mexico                              37             27             10               16              201            (185)
                                     -------------- -------------- --------------  ---------------  --------------- ----------------
       North America                           $45       ($1,143)         $1,188           ($385)           ($389)               $4

     Europe                                    155            141             14              272              229               43
     South America                            (96)           (70)           (26)            (147)            (123)             (24)
     Rest of World                             101             47             54              155                6              149
                                     -------------- -------------- --------------  ---------------  --------------- ----------------
         Worldwide                            $205       ($1,025)         $1,230           ($105)           ($277)             $172
                                     ============== ============== ==============  ===============  =============== ================

     Sales (Mils.)

     U.S.                                  $23,130        $22,569           $561          $44,289          $44,668           ($379)
     Canada/Mexico                           1,942          1,695            247            3,925            3,253              672

                                     -------------- --------------  -------------- ---------------  --------------- ----------------
       North America                       $25,072        $24,264           $808          $48,214          $47,921             $293

     Europe                                  8,186          8,080            106           15,350           16,764          (1,414)
     South America                             446            635          (189)              858            1,245            (387)
     Rest of World                           1,534          1,573           (39)            3,137            3,272            (135)
                                     -------------- -------------- --------------  ---------------  --------------- ----------------
         Worldwide                         $35,238        $34,552           $686          $67,559          $69,202         ($1,643)
                                     ============== ============== ==============  ===============  =============== ================


     ---------------------------
      COST OF SALES                                  2nd Quarter                                      First Half
     ---------------------------     --------------------------------------------  -------------------------------------------------
                                                                     02 B/(W)                                          02 B/(W)
                                         2002           2001          Than 01           2002             2001           Than 01
                                     -------------- -------------- --------------  ---------------  --------------- ----------------
                                        (Mils)         (Mils)         (Mils)           (Mils)           (Mils)          (Mils)

     Total Costs and Expenses              $34,673        $35,907         $1,234          $67,085          $69,138           $2,053
        Less:  Depreciation                    633            682             49            1,223            1,357              134
               Amortization                    651            624           (27)            1,223            1,350              127
               Selling and Admin.            2,324          2,288           (36)            4,606            4,749              143
               Postretirement Exp.*            572            351          (221)            1,060              728            (332)
                                     -------------- -------------- --------------  ---------------  --------------- ----------------

        Net Cost of Sales                  $30,493        $31,962         $1,469          $58,973          $60,954           $1,981
                                     ============== ============== ==============  ===============  =============== ================

        Memo: Gross Margin                   13.5%           7.5%            6.0pts         12.7%            11.9%            0.8pts
     - - - - -
     * Now includes Benefit Expenses from Total Pension, Retiree Health Care, and Retiree Life Insurance

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